AMERICAN FUNDS INSURANCE SERIES

Establishment and Designation of Additional Series

of Shares of Beneficial Interest Without Par Value

(the “Instrument”)

The undersigned, being a majority of the Trustees of American Funds Insurance Series, a Massachusetts business trust (the “Trust”), acting pursuant to Sections 6.1 and 6.10 of the Trust’s Declaration of Trust dated September 9, 1983, as amended and restated on October 19, 1988, September 19, 2000, March 19, 2002, September 16, 2002, March 14, 2006, September 19, 2006, June 18, 2008, December 1, 2010, June 13, 2012, June 22, 2012 and September 12, 2012 (the “Declaration of Trust”), hereby further divide the shares of the Trust into additional series of shares of beneficial interest known as “Protected Global Growth Fund,” “Protected Global Small Capitalization Fund,” “Protected Growth Fund,” “Protected International Fund,” “Protected New World Fund,” “Protected Blue Chip Income and Growth Fund,” “Protected Global Growth and Income Fund,” “Protected Growth-Income Fund,” and “Protected Global Balanced Fund” (without making any other changes with respect to voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, as set forth in the Declaration of Trust).

Each series of shares of beneficial interest shall be comprised of Class P1, Class P2 and Class P3 shares.

Pursuant to Section 9.3 of the Declaration of Trust, the aforementioned action taken by the Board of Trustees shall serve as an amendment to the Declaration of Trust without the vote or consent of Shareholder of the Trust in order to conform the Trust to the requirements of applicable federal laws and regulations.

This instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one instrument.

The foregoing shall be effective as of the date set forth below.

/s/ William H. Baribault

William H. Baribault, as Trustee

/s/ James G. Ellis

James G. Ellis, as Trustee

/s/ Leonard R. Fuller

Leonard R. Fuller, as Trustee

/s/ W. Scott Hedrick

W. Scott Hedrick, as Trustee

/s/ R. Clark Hooper

R. Clark Hooper, as Trustee

/s/ Merit E. Janow

Merit E. Janow, as Trustee

/s/ Laurel B. Mitchell

Laurel B. Mitchell, as Trustee

/s/ Frank M. Sanchez

Frank M. Sanchez, as Trustee

/s/ Donald D. O’Neal

Donald D. O’Neal, as Trustee

/s/ Margaret Spellings

Margaret Spellings, as Trustee

/s/ Steadman Upham

Steadman Upham, as Trustee

Dated: December 5, 2012

AMERICAN FUNDS INSURANCE SERIES

Establishment and Designation of Additional Series

of Shares of Beneficial Interest Without Par Value

(the “Instrument”)

The undersigned, being a majority of the Trustees of American Funds Insurance Series, a Massachusetts business trust (the “Trust”), acting pursuant to Sections 6.1 and 6.10 of the Trust’s Declaration of Trust dated September 9, 1983, as amended and restated on October 19, 1988, September 19, 2000, March 19, 2002, September 16, 2002, March 14, 2006, September 19, 2006, June 18, 2008, December 1, 2010, June 13, 2012, June 22, 2012, September 12, 2012 and December 5, 2012 (the “Declaration of Trust”), hereby further divide the shares of the Trust into an additional series of shares of beneficial interest known as “Corporate Bond Fund” (without making any other changes with respect to voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, as set forth in the Declaration of Trust).

The Trust hereby establishes and designates an additional series of shares of beneficial interest, comprised of Class 1, Class 2 and Class 4 shares.

Pursuant to Section 9.3 of the Declaration of Trust, the aforementioned action taken by the Board of Trustees shall serve as an amendment to the Declaration of Trust without the vote or consent of Shareholder of the Trust in order to conform the Trust to the requirements of applicable federal laws and regulations.

This instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one instrument.

The foregoing shall be effective as of the date set forth below.

/s/ William H. Baribault

William H. Baribault, as Trustee

/s/ James G. Ellis

James G. Ellis, as Trustee

/s/ Leonard R. Fuller

Leonard R. Fuller, as Trustee

/s/ W. Scott Hedrick

W. Scott Hedrick, as Trustee

/s/ R. Clark Hooper

R. Clark Hooper, as Trustee

/s/ Merit E. Janow

Merit E. Janow, as Trustee

/s/ Laurel B. Mitchell

Laurel B. Mitchell, as Trustee

/s/ Donald D. O’Neal

Donald D. O’Neal, as Trustee

/s/ Frank M. Sanchez

Frank M. Sanchez, as Trustee

/s/ Margaret Spellings

Margaret Spellings, as Trustee

/s/ Steadman Upham

Steadman Upham, as Trustee

Dated: January 16, 2013

AMERICAN FUNDS INSURANCE SERIES

Redesignation of Existing Series

of Shares of Beneficial Interest Without Par Value

(the “Instrument”)

The undersigned, being a majority of the Trustees of American Funds Insurance Series, a Massachusetts business trust (the “Trust”), acting pursuant to Sections 6.1 and 6.10 of the Trust’s Declaration of Trust dated September 9, 1983, as amended and restated on October 19, 1988, September 19, 2000, March 19, 2002, September 16, 2002, March 14, 2006, September 19, 2006, June 18, 2008, December 1, 2010, June 13, 2012, June 22, 2012, September 12, 2012, December 5, 2012 and January 16, 2013 (the “Declaration of Trust”), hereby redesignate the following series of shares of beneficial interest (without making any other changes with respect to voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, as set forth in the Declaration of Trust): “Protected Global Growth Fund” is redesignated as “Managed Risk Global Growth Fund,” “Protected Global Small Capitalization Fund” is redesignated as “Managed Risk Global Small Capitalization Fund,” “Protected Growth Fund” is redesignated as “Managed Risk Growth Fund,” “Protected International Fund” is redesignated as “Managed Risk International Fund,” “Protected New World Fund” is redesignated as “Managed Risk New World Fund,” “Protected Blue Chip Income and Growth Fund” is redesignated as “Managed Risk Blue Chip Income and Growth Fund,” “Protected Global Growth and Income Fund” is redesignated as “Managed Risk Global Growth and Income Fund,” “Protected Growth-Income Fund” is redesignated as “Managed Risk Growth-Income Fund,” and “Protected Global Balanced Fund” is redesignated as “Managed Risk Global Balanced Fund.”

Pursuant to Section 9.3 of the Declaration of Trust, the aforementioned action taken by the Board of Trustees shall serve as an amendment to the Declaration of Trust without the vote or consent of Shareholder of the Trust in order to conform the Trust to the requirements of applicable federal laws and regulations.

This instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one instrument.

The foregoing shall be effective as of the date set forth below.

/s/ William H. Baribault

William H. Baribault, as Trustee

/s/ James G. Ellis

James G. Ellis, as Trustee

/s/ Leonard R. Fuller

Leonard R. Fuller, as Trustee

/s/ W. Scott Hedrick

W. Scott Hedrick, as Trustee

/s/ R. Clark Hooper

R. Clark Hooper, as Trustee

/s/ Merit E. Janow

Merit E. Janow, as Trustee

/s/ Laurel B. Mitchell

Laurel B. Mitchell, as Trustee

/s/ Donald D. O’Neal

Donald D. O’Neal, as Trustee

/s/ Frank M. Sanchez

Frank M. Sanchez, as Trustee

/s/ Margaret Spellings

Margaret Spellings, as Trustee

/s/ Steadman Upham

Steadman Upham, as Trustee

Dated: April 15, 2013